Securities and Exchange Commission

                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report February 18, 2004
                        (Date of earliest event reported)



                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


            Iowa                      0-25551                     94-2213782
            ----                      -------                     ----------
 (State or other jurisdiction       (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


                    666 Grand Avenue, Des Moines, Iowa 50309
                    ---------------------------------- -----
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (515) 242-4300
                                 --------------


                                       N/A
                         ------------------------ ----
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

Cautionary Statements. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), MidAmerican Energy Holdings Company (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those expressed or implied by forward-looking statements of the Company made by or on behalf of the Company, whether oral or written. The Company wishes to ensure that any forward-looking statements are accompanied by meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established in the Reform Act. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, among others, that could cause the Company's actual results to differ materially from those expressed or implied by forward-looking statements of the Company made by or on behalf of the Company.

         The Company cautions that the following important factors, among others (including but not limited to factors mentioned from time to time in the Company's reports filed with the Securities and Exchange Commission), could affect the Company's actual results and could cause the Company's actual consolidated results to differ materially from those expressed or implied by any forward-looking statements of the Company made by or on behalf of the Company. The factors included here are not exhaustive. Forward-looking statements, by their nature, are speculative and are based on then current expectations involving a number of known and unknown risks and uncertainties that could cause the actual results or performance, expressed or implied, by the forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence or unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed or implied by any forward-looking statements. Therefore, forward-looking statements should not be relied upon as a prediction of actual future results.

Risk Associated with the Company's Corporate and Financial Structure

The Company is a holding company that depends on distributions from its subsidiaries and joint ventures to meet its needs.

The Company is a holding company and derives substantially all of its income and cash flow from its subsidiaries and joint ventures. The Company expects that future development and acquisition efforts will be similarly structured to involve operating subsidiaries and joint ventures. The Company is dependent on the earnings and cash flows of, and dividends, loans, advances or other distributions from, its subsidiaries and joint ventures to generate the funds necessary to meet its obligations, including the payment of principal of, or interest and premium, if any, on, its indebtedness. All required payments on debt and preferred stock at subsidiary levels will be made before funds from its subsidiaries are available to the Company. The availability of distributions from such entities is also subject to:

o        their earnings and capital requirements,

o the satisfaction of various covenants and conditions contained in financing documents by which they are bound or in their organizational documents, and

o in the case of the Company's regulated utility subsidiaries, regulatory restrictions which restrict their ability to distribute profits to the Company.

The Company's subsidiaries and joint ventures are separate and distinct legal entities and have no obligation, contingent or otherwise, to pay any amounts due pursuant to the Company's indebtedness or to make any funds available, whether by dividends, loans or other payments, for payment of the Company's indebtedness, and do not guarantee the payment of interest or premium, if any, on or principal of the Company's indebtedness.

The Company is substantially leveraged and its indebtedness is structurally subordinated to the indebtedness of its subsidiaries.

The Company's substantial leverage level presents the risk that it might not generate sufficient cash to service its indebtedness or that its leveraged capital structure could limit its ability to finance future acquisitions, develop additional projects, compete effectively and operate successfully under adverse economic conditions.

The terms of the Company's indebtedness do not limit its ability or the ability of its subsidiaries or joint ventures to incur additional debt or issue additional preferred stock. Accordingly, the Company or its subsidiaries or joint ventures could enter into acquisitions, refinancings, recapitalizations or other highly leveraged transactions that could significantly increase the Company's or their total amount of outstanding debt. The interest payments needed to service this increased level of indebtedness could have a material adverse effect on the Company's or its subsidiaries' operating results. A highly leveraged capital structure could also impair the Company's or its subsidiaries' overall credit quality, making it more difficult for it to finance its operations or issue future indebtedness on reasonable terms, and could result in a downgrade in the ratings of its indebtedness by credit rating agencies. Further, if any of the Company's or its subsidiaries' indebtedness is accelerated due to an event of default under such indebtedness, and such acceleration results in an event of default under some or all of the Company's other indebtedness, the Company may not have sufficient funds to repay all of its accelerated indebtedness simultaneously.

Claims of creditors of the Company's subsidiaries and joint ventures will have priority over the claims of the holders of the Company's indebtedness with respect to the assets and earnings of the Company's subsidiaries and joint ventures. In addition, the stock or assets of substantially all of the Company's operating subsidiaries and joint ventures is directly or indirectly pledged to secure their financings and, therefore, may be unavailable as potential sources of repayment of the Company's indebtedness.

Risks Associated with the Company's Business

The Company's recent growth has been achieved, in part, through strategic acquisitions, and additional acquisitions may not be successful.

Because the Company's industry is rapidly changing, there are opportunities for acquisitions of assets and businesses, as well as for business combinations. The Company investigates opportunities that may increase shareholder value and build on existing businesses. The Company has participated in the past and its security holders may assume that at any time the Company may be participating in bidding or other negotiations for such transactions. This participation may or may not result in a transaction for the Company. Any transaction that does take place may involve consideration in the form of cash, debt or equity securities.

Since 2001, the Company has completed several significant acquisitions, including the acquisitions of Yorkshire Power Group Limited, Kern River Gas Transmission Company and Northern Natural Gas Company. The Company intends to continue to actively pursue acquisitions to complement and diversify its existing business for the foreseeable future.

The successful integration of any businesses the Company may acquire in the future will entail numerous risks, including, among others, the risk of diverting management's attention from day-to-day operations, the risk that the acquired businesses will require substantial capital and financial investments and the risk that the investments will fail to perform in accordance with expectations. Any substantial diversion of management attention and any substantial difficulties encountered in the transition and integration process could have a material adverse effect on the revenues, levels of expenses and operating results of the Company.

In addition, it has been publicly reported over the past three years that many of the participants in the United States energy industry, including the prior owners of Kern River Gas Transportation Company and Northern Natural Gas Company and potentially including other industry participants from whom the Company may choose to purchase additional businesses in the future, have recently had or may have liquidity, creditworthiness and other financial difficulties. As a consequence, there can be no assurance that any such sellers will not enter into bankruptcy or insolvency proceedings or that they will otherwise be able, required or willing to perform on their indemnification obligations to the Company if it should elect to pursue any such claims it may have against any of them under its acquisition agreements in the future. If the Company's due diligence efforts were or are unsuccessful in identifying and analyzing all material liabilities relating to acquired companies and if there were to be any material undisclosed liabilities, or if there were to be other unexpected consequences from any such bankruptcy or insolvency proceeding, such as a successful challenge as to whether the prices paid by the Company constituted reasonably equivalent value within the meaning of the relevant bankruptcy laws, then any such bankruptcy or insolvency, or failure by any of these sellers to perform their indemnification obligations to the Company, could have a material adverse effect on its business, financial condition, results of operations and the market prices and rates for its securities.

The Company can provide no assurance that future acquisitions, if any, or any related integration efforts will be successful, or that its ability to repay its indebtedness will not be adversely affected by any future acquisitions.

The Company is actively pursuing, developing and constructing new or expanded facilities, the completion and expected cost of which is subject to significant risk.

Through its subsidiaries, the Company is continuing to develop, construct, own and operate new or expanded facilities and in the future it expects to pursue the development, construction, ownership and operation of additional new or expanded energy projects (including, without limitation, generation, distribution, transmission, exploration/production, storage and supply projects and related activities, infrastructure and services), both domestically and internationally, the completion of any of which, including any future projects, is subject to substantial risk and may expose the Company to significant costs. The Company cannot provide assurance that its development or construction efforts on any particular project, or its efforts generally, will be successful.

Also, a proposed expansion or new project may cost more than planned to complete, and such excess costs, if related to a regulated asset and found to be imprudent, may not be recoverable in rates. The inability to successfully and timely complete a project or avoid unexpected costs may require the Company to perform under guarantees, and the inability to avoid unsuccessful projects or to recover any excess costs may materially affect its ability to service its debt obligations.

The Company's subsidiaries are subject to certain operating uncertainties which may adversely affect its financial position, results of operation and ability to service its debt obligations.

The operation of complex electric and gas utility (including transmission and distribution systems), pipeline or power generating facilities involves many risks associated with operating uncertainties and events beyond the Company's control. These risks include the breakdown or failure of power generation equipment, compressors, pipelines, transmission and distribution lines or other equipment or processes, fuel interruption, performance below expected levels of output, capacity or efficiency, operator error and catastrophic events such as severe storms, fires, earthquakes or explosions. A casualty occurrence might result in injury or loss of life, extensive property damage or environmental damage. The realization of any of these risks could significantly reduce or eliminate the Company's affiliates' revenues or significantly increase its affiliates' expenses, thereby adversely affecting the ability to receive distributions from subsidiaries and joint ventures. For example, if the Company's affiliates cannot operate their electric or natural gas facilities at full capacity due to restrictions imposed by environmental regulations, their revenues could decrease due to decreased wholesale sales and their expenses could increase due to the need to obtain energy from higher cost sources. Any reduction of revenues for such reason, or any other reduction of the Company's affiliates' revenues or increase in their expenses resulting from the risks described above, could decrease the Company's net cash flow and provide it with less funds with which to service its debt obligations.

Further, the Company cannot provide assurance that its current and future insurance coverage will be sufficient to replace lost revenue or cover repair and replacement costs, especially in light of the changes in the insurance markets following the September 11, 2001 terrorist attacks that make it more difficult or costly to obtain certain types of insurance.

Acts of sabotage and terrorism aimed at the Company's facilities, the facilities of its fuel suppliers or customers, or at regional transmission facilities could adversely affect its business.

Since the September 11, 2001 terrorist attacks, the United States government has issued warnings that energy assets, specifically the nation's pipeline and electric utility infrastructure, may be the future targets of terrorist organizations. These developments have subjected the Company's operations to increased risks. Damage to the assets of the Company's fuel suppliers, the assets of its customers or its own assets or at regional transmission facilities inflicted by terrorist groups or saboteurs could result in a significant decrease in revenues and significant repair costs, force the Company to increase security measures, cause changes in the insurance markets and cause disruptions of fuel supplies, energy consumption and markets, particularly with respect to natural gas and electric energy. Any of these consequences of acts of terrorism could materially affect the Company's results of operations and decrease the amount of funds it has available to make payments on its indebtedness. Instability in the financial markets as a result of terrorism or war could also materially adversely affect the Company's ability to raise capital.

The Company is subject to comprehensive energy regulation and changes in regulation and rates may adversely affect its business, financial condition, results of operations and ability to service its debt obligations.

The Company is subject to comprehensive governmental regulation, including regulation in the United States by various federal, state and local regulatory agencies, regulation in the United Kingdom and regulation in the Philippines, all of which significantly influences its operating environment, its rates, its capital structure, its costs and its ability to recover its costs from customers. These regulatory agencies include, among others, the Federal Energy Regulatory Commission ("FERC"), the Environmental Protection Agency, the Nuclear Regulatory Commission ("NRC"), the United States Department of Transportation, the Iowa Utilities Board, the Illinois Commerce Commission, other state utility boards, numerous local agencies, the Gas and Electricity Markets Authority, which in discharging certain of its powers acts through its staff within the Office of Gas and Electricity Markets, in the United Kingdom, and various other governmental agencies in the United States, United Kingdom and the Philippines. The Company is currently exempt from the requirement to register with the Securities and Exchange Commission ("SEC"), under the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), but if it were to cease to be exempt or if it were to become a subsidiary of a non-exempt holding company, it would become subject to additional regulation by the SEC under PUHCA. Under PUHCA, registered holding companies and their subsidiaries are subject to regulation and restrictions with respect to certain of their activities, including securities issuances, acquisitions, investments and affiliate transactions. The Company is unable to predict the impact on its operating results of the actions or policies of any of these agencies or the SEC under PUHCA. Changes in regulations or the imposition of additional regulations by any of these entities could have a material adverse impact on the Company's results of operations. For example, such changes could result in increased retail competition in MidAmerican Energy Company's service territory, the acquisition by a municipality (by negotiation or condemnation) of the Company's distribution facilities or a negative impact on its current transportation and cost recovery arrangements.

The structure of federal and state energy regulation is currently undergoing change and has in the past, and may in the future, be the subject of various challenges, initiatives and restructuring proposals by policy makers, utilities and other industry participants. Following the cascading blackouts that occurred in parts of the Midwest and Northeast United States and Eastern Canada on August 14, 2003, federal, state and Canadian officials, as well as non-governmental organizations charged with electric reliability responsibilities, are considering measures designed to promote the reliability of electric transmission and distribution systems. The implementation of regulatory changes in response to such challenges, initiatives and restructuring proposals could result in the imposition of more comprehensive or stringent requirements on the Company or its subsidiaries or other industry participants, which would result in increased compliance costs and could have a material adverse effect on its business, financial condition, results of operations and ability to service its debt obligations.

The Company is subject to environmental, health, safety and other laws and regulations which may adversely impact it.

Through its subsidiaries and joint ventures, the Company is subject to a number of environmental, health, safety and other laws and regulations affecting many aspects of its present and future operations, both domestic and foreign, including air emissions, water quality, wastewater discharges, solid wastes, hazardous substances and safety matters. The Company may incur substantial costs and liabilities in connection with its operations as a result of these regulations. In particular, the cost of future compliance with federal, state and local clean air laws, such as those that require certain generators, including some of the Company's subsidiaries' electric generating facilities, to limit nitrogen oxide emissions, mercury emissions and other potential pollutants, may require it to make significant capital expenditures which may not be recoverable through future rates. In addition, these costs and liabilities may include those relating to claims for damages to property and persons resulting from the Company's operations. The implementation of regulatory changes imposing more comprehensive or stringent requirements on the Company, to the extent such changes would result in increased compliance costs or additional operating restrictions, could have a material adverse effect on its business, financial condition, results of operations and ability to service its debt obligations.

In addition, regulatory compliance for existing facilities and the construction of new facilities is a costly and time-consuming process, and intricate and rapidly changing environmental regulations may require major expenditures for permitting and create the risk of expensive delays or material impairment of value if projects cannot function as planned due to changing regulatory requirements or local opposition.

The Pipeline Safety Improvement Act and the new rule that became effective under the Act on February 14, 2004, together with other potential pipeline safety legislation and an increase in public expectations on pipeline safety, may also require replacement of some of the Company's pipeline segments, addition of monitoring equipment, and more frequent inspection or testing of its pipeline facilities. These requirements coupled with increases in state and federal agency oversight, if adopted, would necessitate additional testing and reporting which may result in higher operating costs and capital costs. The Company's FERC-approved tariffs or competition from other natural gas sources may not allow it to recover these increased costs of compliance.

In addition to operational standards, environmental laws also impose obligations to clean up or remediate contaminated properties or to pay for the cost of such remediation, often upon parties that did not actually cause the contamination. Accordingly, the Company may become liable, either contractually or by operation of law, for remediation costs even if the contaminated property is not presently owned or operated by it, or if the contamination was caused by third parties during or prior to its ownership or operation of the property. Given the nature of the past industrial operations conducted by the Company and others at its properties, there can be no assurance that all potential instances of soil or groundwater contamination have been identified, even for those properties where an environmental site assessment or other investigation has been conducted. Although the Company has accrued reserves for its known remediation liabilities, future events, such as changes in existing laws or policies or their enforcement, or the discovery of currently unknown contamination, may give rise to additional remediation liabilities which may be material. Any failure to recover increased environmental, health or safety costs incurred by the Company may have a material adverse effect on its business, financial condition, results of operations and ability to service its debt obligations.

One of the Company's wholly owned subsidiaries, MidAmerican Energy Company, is subject to the unique risks associated with nuclear generation.

The risks of nuclear generation include the potential harmful effects on the environment and human health resulting from the operation of nuclear facilities and the storage, handling and disposal of radioactive materials, limitations on the amounts and types of insurance commercially available to cover losses that might arise in connection with nuclear operations and uncertainties with respect to the technological and financial aspects of decommissioning nuclear plants at the end of their licensed lives.

The NRC has broad authority under federal law to impose licensing and safety-related requirements for the operation of nuclear generating facilities. In the event of non-compliance, the NRC has the authority to impose fines or shut down a unit, or both, depending upon its assessment of the severity of the situation, until compliance is achieved. Revised safety requirements promulgated by the NRC have, in the past, necessitated substantial capital expenditures at nuclear plants, including the facility in which the Company has an ownership interest, and additional expenditures could be required in the future. In addition, although the Company has no reason to anticipate a serious nuclear incident at the facility in which it has an interest, if an incident did occur, it could have a material but presently undeterminable adverse effect on its financial position, results of operations and ability to service its debt obligations.

Increased competition resulting from legislative, regulatory and restructuring efforts could have a significant financial impact on the Company and its utility subsidiaries and consequently decrease its revenue.

In recent years, some state legislative and regulatory authorities have implemented measures to establish a competitive energy market. The move towards a competitive environment could result in the emergence of numerous strong and capable competitors, many of which may have more extensive operating experience and greater financial resources than the Company and its subsidiaries. Retail competition and the unbundling of regulated energy and gas service could have a significant adverse financial impact on the Company and its subsidiaries due to an impairment of assets, a loss of customers, lower profit margins and increased costs of capital. The total impacts of restructuring may have a significant effect on the Company's financial position, results of operations and cash flows. The Company cannot predict if and when it will be subject to changes in legislation or regulation, nor can it predict the impacts of these changes on its financial position, results of operations or cash flows.

The wholesale generation segment of the electric industry has been and will continue to be significantly impacted by competition. Competition in the wholesale market has resulted in a proliferation of power marketers and a substantial increase in market activity. Many of these marketers have experienced financial difficulties and the market continues to be volatile. Margins from wholesale electric transactions have a material impact on the Company's results of operations. Accordingly, significant changes in the wholesale electric markets could have a material adverse effect on the Company's financial position, results of operations and the ability to service its debt obligations.

As a result of the FERC orders, including Order 636, the FERC's policies favoring competition in gas markets, the expansion of existing pipelines and the construction of new pipelines, the interstate pipeline industry has begun to experience some failure to renew, or turn back, of firm capacity, as existing transportation service agreements expire and are terminated. Local distribution companies and end-use customers have more choices in the new, more competitive environment and may be able to obtain service from more than one pipeline to fulfill their natural gas delivery requirements. If a pipeline experiences capacity turn back and is unable to remarket the capacity, the pipeline or its remaining customers may have to bear the costs associated with the capacity that is turned back. Any new pipelines that are constructed could compete with the Company's pipeline subsidiaries for customers' service needs. Increased competition could reduce the volumes of gas transported by the Company's pipeline subsidiaries or, in cases where they do not have long-term fixed rate contracts, could force its pipeline subsidiaries to lower their rates to meet competition. This could adversely affect its pipeline subsidiaries' financial results.

A significant decrease in demand for natural gas in the markets served by the Company's subsidiaries' pipeline and distribution systems would significantly decrease its revenue and thereby adversely affect its business, financial condition, results of operations and ability to service its debt obligations.

A sustained decrease in demand for natural gas in the markets served by the Company's subsidiaries' pipeline and distribution systems would significantly reduce its revenues. Factors that could lead to a decrease in market demand include:

o a recession or other adverse economic condition that results in a lower level of economic activity or reduced spending by consumers on natural gas;

o an increase in the market price of natural gas or a decrease in the price of other competing forms of energy, including electri-city, coal and fuel oil;

o higher fuel taxes or other governmental or regulatory actions that increase, directly or indirectly, the cost of natural gas or that limit the use of natural gas;

o a shift by consumers to more fuel-efficient or alternative fuel machinery or an improvement in fuel economy, whether as a result of technological advances by manufacturers, pending legislation proposing to mandate higher fuel economy, or otherwise; and

o a shift by the Company's pipeline and distribution customers to the use of alternate fuels, such as fuel oil, due to price differentials or other incentives.

Cyclical fluctuations in the residential real estate brokerage and mortgage businesses could adversely affect HomeServices.

The Company's subsidiary, HomeServices of America, Inc. ("HomeServices"), has experienced strong revenue growth and increases in net income in each of the years ended December 31, 2003 and 2002. The residential real estate brokerage and mortgage industries tend to experience cycles of greater and lesser activity and profitability and are typically affected by changes in economic conditions which are beyond HomeServices' control. Any of the following could have a material adverse effect on HomeServices' businesses by causing a general decline in the number of home sales, sale prices or the number of home financings which, in turn, would adversely affect revenues and profitability:

o        rising interest rates or unemployment rates;

o        periods of economic slowdown or recession;

o        decreasing home ownership rates; and

o        declining demand for real estate.

Failure of the Company's significant power purchasers, pipeline customers and United Kingdom distribution customers to pay amounts due under their contracts could reduce its revenues materially.

The Company's subsidiaries' non-utility generating facilities and both of its pipeline subsidiaries are dependent upon a relatively small number of customers for a significant portion of their revenues. In addition, the Company's United Kingdom utility distribution businesses are dependent upon a relatively small number of retail suppliers, including one retail supplier who represents approximately 50% of the total revenues of the Company's United Kingdom utility distribution businesses. As a result, the Company's profitability and ability to make payments on its debt obligations generally will depend in part upon the continued financial performance and creditworthiness of these customers. Accordingly, failure of one or more of the Company's most significant customers to pay for contracted electric generating capacity, pipeline capacity reservation charges or distribution system use charges, as applicable, for reasons related to financial distress or otherwise, could reduce the Company's revenues materially if it were not able to make adequate alternate arrangements on a timely basis, such as adequate replacement contracts. The replacement of any of the Company's existing long-term contracts or its United Kingdom retail suppliers, should it become necessary, will depend on a number of factors beyond its control, including:

o the availability of economically deliverable natural gas for transport through the Company's pipeline system, including in particular continued availability of adequate supplies from the Rocky Mountains, Hugoton, Permian, Anadarko and Western Canadian supply basins currently accessible to its pipeline subsidiaries;

o existing competition to deliver natural gas to the upper Midwest and southern California;

o new pipelines or expansions potentially serving the same markets as the Company's pipelines;

o the growth in demand for natural gas in the upper Midwest, southern California, Nevada and Utah;

o whether transportation of natural gas pursuant to long-term contracts continues to be market practice;

o the actions of regulators, including the United Kingdom electricity regulator;

o the availability and financial condition of replacement United Kingdom retail suppliers; and

o whether the Company's business strategy, including its expansion strategy, continues to be successful.

Any failure to replace a significant portion of these contracts on adequate terms or to make other adequate alternate arrangements, should it become necessary, may have a material adverse effect on the Company's business, financial condition, results of operations and ability to service its debt obligations.

The Company's utility and non-utility energy businesses are subject to power and fuel price fluctuations and other commodity price risks and credit risks that could adversely affect its results of operations.

The Company is exposed to commodity price risks, energy transmission price risks and credit risks in its subsidiaries' generation, retail distribution and pipeline operations. Specifically, such risks include commodity price changes, market supply shortages, interest rate changes and counterparty default, all of which could have an adverse effect on the Company's financial condition, results of operations and ability to service its debt obligations. For example, the sale of electric power and natural gas is generally a seasonal business, which seasonality results in competitive price fluctuations. The Company's revenues are negatively impacted by low commodity prices resulting from low demand for electricity. Demand for electricity often peaks during the hottest summer months and coldest winter months and declines during the other months. As a result of these variations in demand and resulting price fluctuations, the Company's overall operating results in the future may fluctuate substantially on a seasonal basis. The Company has historically earned less income when weather conditions are milder. The Company's expects that unusually mild weather in the future could decrease its revenues and provide it with less funds available to service its debt obligations.

Also, in Iowa, MidAmerican Energy Company does not have an ability to pass through electric fuel price increases in its rates (an energy adjustment clause), so any significant increase in electric fuel costs or purchased power costs for electricity generation could have a negative impact on MidAmerican Energy Company. The impact of these risks could result in the Company's inability to fulfill contractual obligations and significantly higher energy or fuel costs relative to corresponding sales contracts. Any of these consequences could decrease the Company's net cash flow and impair its ability to make payments on its indebtedness.

The Company has significant operations outside the United States which may be subject to increased risk because of the economic or political conditions of the country in which they operate.

The Company has a number of operations outside of the United States. The acquisition, ownership and operation of businesses outside the United States entail significant political and financial risks (including, without limitation, uncertainties associated with privatization efforts, inflation, currency exchange rate fluctuations, currency repatriation restrictions, changes in law or regulation, changes in government policy, political instability, civil unrest and expropriation) and other risk/structuring issues that have the potential to cause material impairment of the value of the business being operated, which the Company may not be capable of fully insuring against. The risk of doing business outside of the United States could be greater than in the United States because of specific economic or political conditions of each country. The uncertainty of the legal environment in certain foreign countries in which the Company operates or may acquire projects or businesses could make it more difficult for it to enforce its rights under agreements relating to such projects or businesses. The Company's international projects may be subject to the risk of being delayed, suspended or terminated by the applicable foreign governments or may be subject to the risk of contract abrogation, expropriations or other uncertainties resulting from changes in government policy or personnel or changes in general political or economic conditions affecting the country or otherwise. In addition, the laws and regulations of certain countries may limit the Company's ability to hold a majority interest in some of the projects or businesses that it may acquire. Furthermore, the central bank of any such country may have the authority in certain circumstances to suspend, restrict or otherwise impose conditions on foreign exchange transactions or to restrict distributions to foreign investors. Although the Company may structure certain project revenue and other agreements to provide for payments to be made in, or indexed to, United States dollars or a currency freely convertible into United States dollars, there can be no assurance that it will be able to obtain sufficient dollars or other hard currency or that available dollars will be allocated to pay such obligations.

The Company faces exchange rate risk.

Payments from some of the Company's foreign investments, including without limitation Northern Electric plc and Yorkshire Electricity plc, are made in a foreign currency and any dividends or distributions of earnings in respect of such investments may be significantly affected by fluctuations in the exchange rate between the United States dollar and the British pound or other applicable foreign currency. Although the Company may enter into certain transactions to hedge risks associated with exchange rate fluctuations, there can be no assurance that such transactions will be successful in reducing such risks.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

None


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MIDAMERICAN ENERGY HOLDINGS COMPANY



                                        /s/ Paul J. Leighton
                                        Paul J. Leighton
                                        Vice President, Assistant General
                                        Counsel and Assistant Secretary


Date:  February 18, 2004